EXHIBIT 24

                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 27, 1996                 /S/ LOUIS A. DESENBERG
                                  Louis A. Desenberg
                                  Director
























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 27, 1996                 /S/ MERLIN J. HANSON
                                  Merlin J. Hanson
                                  Director


























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 29, 1996                 /S/ THOMAS T. HUFF
                                  Thomas T. Huff
                                  Director


























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 29, 1996                 /S/ RONALD F. KINNEY
                                  Ronald F. Kinney
                                  Director


























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 27, 1996                 /S/ JAMES E. LEBLANC
                                  James E. LeBlanc
                                  Director


























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 29, 1996                 /S/ L. RICHARD MARZKE
                                  L. Richard Marzke
                                  Director


























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


March 1, 1996                     /S/ JAMES F. MURPHY
                                  James F. Murphy
                                  Director


























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 29, 1996                 /S/ ROBERT L. STARKS
                                  Robert L. Starks
                                  Director


























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 27, 1996                 /S/ JEFFREY H. TOBIAN
                                  Jeffrey H. Tobian
                                  Director


























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 22, 1996                 /S/ HARRY C. VORYS
                                  Harry C. Vorys
                                  Director


























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 27, 1996                 /S/ RONALD L. ZILE
                                  Ronald L. Zile
                                  Director


























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 27, 1996                 /S/ WAYNE R. KOEBEL
                                  Wayne R. Koebel
                                  Executive Vice President, Chief
                                  Financial Officer, Secretary and
                                  Treasurer
























                             POWER OF ATTORNEY


The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, does hereby appoint WAYNE R. KOEBEL AND DAN L. SMITH, and any of them severally, his or her true and lawful attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Shoreline Financial Corporation, a Form S-8 Registration Statement of Shoreline Financial Corporation with respect to the issuance of up to 50,000 shares of its Common Stock to be offered in connection with the Stock Incentive Plan of 1996, any and all amendments to such Registration Statement and post-effective amendments thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission. Each of such attorneys shall have full power and authority to do and to perform in the name and on behalf of each of the undersigned, in any and all capacities, every act, whatsoever requisite or necessary to be done in the premises as fully and to all intents and purposes as each of the undersigned might or could do in person, hereby ratifying and approving the acts of such attorneys and each of them.


February 27, 1996                 /S/ DAN L. SMITH
                                  Dan L. Smith
                                  Chairman of the Board, President,
                                  Chief Executive Officer and Director